UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ____)

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[ ]	Preliminary Proxy Statement	[ ]	Confidential, for Use of the Commission Only
(as permitted by Rule 14a-6(e)(2))

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[ ]	Definitive Additional Materials
[ ]	Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

Vodavi Technology, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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VODAVI TECHNOLOGY, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
October 29, 2003

     The Annual Meeting of Stockholders of Vodavi Technology, Inc., a Delaware corporation, will be held at 9:00 a.m. on Wednesday, October 29, 2003, at our corporate headquarters at 4717 East Hilton Avenue, Suite 400, Phoenix, Arizona 85034 for the following purposes:

1.	To elect seven directors to serve until the next annual meeting of stockholders or until their successors are elected and qualified.

2.	To approve and ratify the Vodavi 2003 Incentive Compensation Plan.

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the proxy statement accompanying this notice.

     Only stockholders of record at the close of business on September 12, 2003 are entitled to notice of and to vote at the meeting.

     All stockholders are cordially invited to attend the meeting in person. To assure your representation at the meeting, however, we urge you to mark, sign, date, and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder of record attending the meeting may vote in person even if he or she previously has returned a proxy.

Sincerely,

David A. Husband Secretary

Phoenix, Arizona
September 15, 2003

VOTING AND OTHER MATTERS
ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
REPORT OF THE AUDIT COMMITTEE OF BOARD OF DIRECTORS
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS, DIRECTORS, AND OFFICERS
PROPOSAL TO APPROVE THE VODAVI 2003 INCENTIVE COMPENSATION PLAN
INDEPENDENT PUBLIC ACCOUNTANTS
DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS
OTHER MATTERS
APPENDIX A

VODAVI TECHNOLOGY, INC.
4717 East Hilton Avenue, Suite 400
Phoenix, Arizona 85034

PROXY STATEMENT

VOTING AND OTHER MATTERS

General

     The enclosed proxy is solicited on behalf of Vodavi Technology, Inc., a Delaware corporation, by our Board of Directors for use at our Annual Meeting of Stockholders to be held on Wednesday, October 29, 2003, at 9:00 a.m. or at any adjournment or adjournments thereof, for the purposes set forth in this proxy statement and in the accompanying Notice of Annual Meeting of Stockholders. The meeting will be held at our corporate headquarters at 4717 East Hilton Avenue, Suite 400, Phoenix, Arizona 85034.

     These proxy solicitation materials are being mailed on or about September 16, 2003, to all stockholders entitled to vote at the meeting.

Voting Securities and Voting Rights

     Stockholders of record at the close of business on September 12, 2003, the record date for the meeting, are entitled to notice of and to vote at the meeting. On the record date, there were outstanding 3,520,589 shares of our common stock.

     The presence, in person or by proxy, of the holders of a majority of the total number of shares of common stock outstanding on the record date constitutes a quorum for the transaction of business at the meeting. Each stockholder voting at the meeting, either in person or by proxy, may cast one vote per share of common stock held on all matters to be voted on at the meeting. Assuming that a quorum is present, the affirmative vote of a plurality of the shares of our common stock present in person or represented by proxy at the meeting and entitled to vote is required for the election of directors. Assuming that a quorum is present, the affirmative vote of a majority of the shares of our common stock present in person or represented by proxy at the meeting and entitled to vote is required for the approval and ratification of the Vodavi 2003 Incentive Compensation Plan.

     Votes cast by proxy or in person at the meeting will be tabulated by the election inspectors appointed for the meeting and will determine whether a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

Voting of Proxies

     When a proxy is properly executed and returned, the shares it represents will be voted at the meeting as directed. If no specification is indicated, the shares will be voted “for” the election of the nominees set forth in this proxy statement and “for” the approval and ratification of the Vodavi 2003 Incentive Compensation Plan.

Revocability of Proxies

     You may revoke a proxy at any time before its use by

•	delivering to us written notice of revocation; or

•	delivering to us a duly executed proxy bearing a later date; or

•	attending the meeting and voting in person.

Solicitation

     We will pay for this solicitation. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding solicitation materials to such beneficial owners. Certain of our directors and officers also may solicit proxies, personally or by telephone or e-mail, without additional compensation.

Annual Report and Other Matters

     Our 2002 Annual Report to Stockholders, which was mailed to stockholders with or preceding this proxy statement, contains financial and other information about the activities of our company, but is not incorporated into this proxy statement and is not to be considered a part of these proxy soliciting materials. The information contained in the “Compensation Committee Report on Executive Compensation,” “Report of the Audit Committee of the Board of Directors,” and “Performance Graph” below shall not be deemed “filed” with the Securities and Exchange Commission or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended.

     Upon written request, we will provide without charge to each stockholder of record as of the record date a copy of our annual report on Form 10-K for the fiscal year ended December 31, 2002, as filed with the SEC. We will also furnish any exhibits listed in the Form 10-K report upon request at the actual expense we incur in furnishing such exhibits. You should direct any such requests to our corporate secretary at our executive offices, as set forth in this proxy statement.

ELECTION OF DIRECTORS

Nominees

     Our bylaws provide that the number of directors shall be fixed from time to time by resolution of our Board of Directors or stockholders. All directors are elected at each annual meeting of our stockholders to serve until the next annual meeting of stockholders or until their successors are elected and qualified, or until their earlier resignation or removal.

     A board of seven directors is to be elected at the meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for each of the nominees named below. In the event that any such nominee is unable or declines to serve as a director at the time of the meeting, the proxies will be voted for any nominee designated by our current Board of Directors to fill the vacancy. We do not expect that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next annual meeting of stockholders or until a successor has been elected and qualified, or until his earlier resignation or removal.

     The following table sets forth certain information regarding our directors and executive officers:

Name	Age	Position

William J. Hinz (1)	57	Chairman of the Board
Gregory K. Roeper	43	President, Chief Executive Officer, and Director
Jong Hwa Choi	42	Director
Jack A. Henry (2)	59	Director
Stephen A McConnell (2)	50	Director
Emmett E. Mitchell (1)(2)	48	Director
Frederick M. Pakis (1)	50	Director

(1)	Member of the Compensation Committee

(2)	Member of the Audit Committee

     William J. Hinz has served as Chairman of the Board of our company since October 1997 and as a director of our company since April 1997. Since October 1999, Mr. Hinz has served as Group President for the Triumph Components Group, which is a group of seven divisional companies within Triumph Group, Inc., a publicly held company. Mr. Hinz served as President of Stolper-Fabralloy Company, a precision aerospace engine component manufacturer that is a subsidiary of Triumph Group, Inc., from September 1997 until October 1999 and as Executive Vice President of Operations of Stolper-Fabralloy from March 1996 until September 1997. Mr. Hinz served as Vice President of Global Repair and Overhaul Operations for AlliedSignal Aerospace Company from June 1994 until March 1996. During this period, Mr. Hinz also was responsible for aerospace aftermarket merger and acquisition activity.

     Gregory K. Roeper has served as President of our company since December 1998 and as Chief Executive Officer and a director of our company since December 1999. Mr. Roeper served as our Chief Operating Officer from June 1998 until December 1999. Between November 1994 and June 1998, Mr. Roeper held a variety of other executive positions with our company, including Chief Financial Officer; Executive Vice President - Finance, Administration, and Operations; Secretary; and Treasurer. From 1982 until 1994, Mr. Roeper was employed with Arthur Andersen LLP.

     Jong Hwa Choi has served as a director of our company since February 2003. Mr. Choi has served in various capacities for LG InfoComm U.S.A., a major U.S. mobile handset vendor and affiliate of LG Electronics, Inc. since 1987, and since March 2000 has served as Vice President of Administration. During his 16-year tenure, Mr. Choi has managed international business planning and set up overseas subsidiaries for various divisions of LGE. Mr. Choi’s global assignments include Italy, Russia, and the United States. Mr. Choi’s experiences in various industries include consumer electronics, semiconductors, and mobile handsets.

     Jack A. Henry has served as a director of our company since November 2001. Mr. Henry began his career in 1966 with the international professional services firm of Arthur Andersen LLP and held positions in the Detroit, San Jose, Seattle, and Phoenix offices. In 2000, Mr. Henry retired as Managing Partner of the Phoenix office and formed Sierra Blanca Ventures, LLC, a private advisory and investment firm. Mr. Henry currently serves on the board of directors of Simula, Inc., which is a public company, and American AgCredit, which is a private company. Mr. Henry has also served in a variety of community positions including most recently as chairman of the Arizona Chamber of Commerce from 1999 to 2000, and chairman of Greater Phoenix Leadership from 2000 to 2001. Mr. Henry attended the U.S. Naval Academy and holds a BBA and MBA from the University of Michigan.

     Stephen A McConnell has served as a director of our company since January 1996. Mr. McConnell currently serves as the President of Solano Ventures, an investment fund devoted to small- to mid-sized companies. Mr. McConnell also currently serves as Chairman of G-L Industries, LLC, a manufacturer of wood glue-lam beams used in the construction industry. Mr. McConnell served as Chairman of the Board of Mallco Lumber & Building Materials from September 1991 to June 1997. Mr. McConnell currently serves as a director of Capital Title Group, Inc., Mobile Mini, Inc., and Miracor Diagnostics, Inc., all of which are publicly held companies.

     Emmett E. Mitchell has served as a director of our company since February 1999. Mr. Mitchell has been employed with MS Howell & Co., a NASD broker dealer and investment banking firm, as the Executive Vice President since December 2000. Mr. Mitchell has also served as the Chief Financial Officer of ICESoft Technologies, Inc., a privately held software company since December 2001. Prior to this, Mr. Mitchell was employed with Paradise Valley Securities, Inc., since October 1991, most recently as the Chairman and Chief Executive Officer.

     Frederick M. Pakis has served as a director of our company since November 2001. Mr. Pakis was a co-founder of JDA Software, Inc. in 1985 where he served as Co-Chairman of the Board, President, and Co-Chief Executive Officer for various periods of time through 1999. Since that time, Mr. Pakis formed and serves as Managing Director of Clarendon Capital Management, LLC, a private advisory and investment firm. Mr. Pakis previously served as a Retail Consulting Manager with Touche Ross & Co. from 1981 to 1985, and as Director of Corporate Planning for the Sherwin Williams Company, a home improvement specialty store company from 1976 to 1981. Mr. Pakis also serves on the boards of several not-for-profit entities, including Phoenix Children’s Hospital and Phoenix Country Day School. Mr. Pakis attended the U.S. Military Academy at West Point, received a Bachelor of Science degree in Operations Research from Case Western Reserve University , and a Master of Business Administration degree from the London School of Business, where he studies as a Sloan Fellow.

Meetings and Committees of our Board of Directors

     Our bylaws authorize our Board of Directors to appoint among its members one or more committees consisting of one or more directors. Our Board of Directors has appointed an Audit Committee and a Compensation Committee.

     During fiscal 2002 and as of the date of this proxy statement, Messrs. McConnell, Henry, and Mitchell served as the members of the Audit Committee, with Mr. McConnell serving as Chair of the Audit Committee. The Audit Committee oversees our accounting and financial reporting processes and the audits of our financial statements. The Audit Committee also provides assistance to our Board of Directors with respect to its oversight of (a) the integrity of our financial statements; (b) our compliance with legal and regulatory requirements; (c) the qualifications and independence of our independent auditors; and (d) the performance of our independent auditors. The Audit Committee is available to discuss with the auditors any other audit-related matters that may arise during the year.

     During fiscal 2002 and as of the date of this proxy statement, Messrs. Mitchell, Hinz, and Pakis served as the members of the Compensation Committee, with Mr. Mitchell serving as Chair of the Compensation Committee. The Compensation Committee discharges the responsibilities of our Board of Directors relating to our compensation programs and compensation of our executives, and produces an annual report on executive compensation for inclusion in our annual proxy statement.

     Our Board of Directors held a total of seven meetings during the year ended December 31, 2002. The Audit Committee held six meetings during the year ended December 31, 2002, and the Compensation Committee held three meetings during the year ended December 31, 2002. No director attended fewer than 75% of the aggregate of (a) the total number of meetings of our Board of Directors, and (b) the total number of meetings held by all committees of our Board of Directors on which such director was a member.

Director Compensation and Other Information

     Employees of our company, other than Mr. Hinz, do not receive compensation for serving as members of our Board of Directors. Each independent director receives a quarterly retainer fee of $3,750 payable on the first day of each quarter. Each independent director also receives the following:

•	$500 for each meeting of the Board of Directors held in person;

•	up to $500 for each telephonic meeting attended, depending on the duration of the meeting;

•	$500 for each committee meeting held on days other than days on which a Board of Directors’ meeting is held; and

•	reimbursement for reasonable travel expenses.

Mr. Hinz, the Chairman of our Board of Directors, is compensated as pursuant to an employment agreement. See “Executive Compensation – Employment Agreements.” During March 2003, we granted Mr. Hinz options to purchase 15,000 shares of our common stock. Non-employees who serve as directors of our company also receive an annual automatic stock option grant to purchase 5,000 shares of common stock under one of our stock option plans.

EXECUTIVE COMPENSATION

Summary of Cash and Other Compensation

     The following table sets forth certain information with respect to the compensation we paid to our Chief Executive Officer and four other executive officers who received cash compensation in excess of $100,000 during fiscal 2002.

SUMMARY COMPENSATION TABLE

					Long Term
					Compensation

					Awards

	Annual Compensation				Securities
					Underlying	All Other
Name and Principal Position(1)	Year	Salary($)		Bonus ($)	Options(#)(2)	Compensation($)

Gregory K. Roeper	2002	$165,000		$15,000	—	$4,329	(3)
President and Chief Executive	2001	$155,000		$—	35,000	$8,451	(4)
Officer	2000	$148,500		$25,000	—	6,579

David A. Husband	2002	$135,000		$25,000	—	$750	(5)
Vice President – Finance, Chief Financial Officer, Secretary and Treasurer	2001	$94,000		$—	75,000	$—

Stephen L. Borcich	2002	$125,000		$—	—	$750	(5)
Vice President – Distribution	2001	$125,000		$—	—	$750	(5)
Sales	2000	$134,612	(6)	$10,000	—	750	(5)

Kent R. Burgess	2002	$134,000		$—	—	$—
Former Vice President –	2001	$125,000		$—	—	$—
Product Development	2000	$91,350		$—	10,000	—

Steven R. Francis	2002	$102,000		$—	50,000	$750	(5)
Vice President – Dealer Sales

(1)	We consider Messrs. Roeper, Husband, Borcich, and Francis to be our executive officers. David A. Husband became our Chief Financial Officer during March 2001; Mr. Francis became our Vice President – Direct Sales during March 2002 and became our Vice President – Dealer Sales in June 2002. Mr. Burgess was our Vice President – Product Development from April 2000 until his retirement in December 2002.

(2)	The exercise price of all stock options granted were equal to the fair market value of our common stock on the date of grant.

(3)	Represents premium payment of $3,579 for a long-term disability insurance policy paid by our company and a 401(k) plan matching contribution in the amount of $750.

(4)	Represents premium payment of $2,234 for a long-term disability insurance policy and $5,467 for a term life insurance policy paid by our company. Also includes a 401(k) plan matching contribution in the amount of $750.

(5)	Represents a 401(k) plan matching contribution.

(6)	Includes sales commissions paid during fiscal 2000.

Option Grants

     The following table sets forth certain information with respect to stock options granted to the officers listed during the fiscal year ended December 31, 2002.

OPTION GRANTS IN LAST FISCAL YEAR

Individual Grants

		Percentage			Potential Realizable
		of Total			Value at Assumed
		Options			Annual Rates
	Number of	Granted to			of Stock Price
	Securities	Employees			Appreciation for
	Underlying	in			Option Term(1)
	Options	Fiscal	Exercise	Expiration
Name	Granted (#)	Year	Price	Date	5%	10%

Gregory K. Roeper	—	—	—	—	—	—
David A. Husband	—	—	—	—	—	—
Stephen L. Borcich	—	—	—	—	—	—
Kent R. Burgess	—	—	—	—	—	—
Steven R. Francis	50,000	60.6%	$1.35	3/4/12	$42,450	$107,578

(1)	Potential gains are net of the exercise price, but before taxes associated with the exercise. Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. The assumed 5% and 10% rates of stock price appreciation are provided in accordance with SEC rules and do not represent our estimate or projection of the future price of our common stock. Actual gains, if any, on stock option exercises will depend upon the future market prices of our common stock.

Recent Grants of Stock Options

     During fiscal 2003, we granted options to acquire an aggregate of 160,000 shares of common stock, including options to acquire 115,000 shares of common stock to our officers and directors. These grants include options to purchase 35,000 shares of common stock at an exercise price of $1.51 per share granted to Mr. Roeper, options to purchase 25,000 shares of common stock at an exercise price of $1.51 per share granted to each of Messrs. Husband and Francis, options to purchase 15,000 shares of common stock at an exercise price per share of $1.51 granted to Mr. Borcich, and options to purchase 15,000 shares of common stock at an exercise price of $1.89 per share granted to Mr. Hinz.

Option Holdings and Values

     The following table provides information on the value of unexercised options held by the officers listed as of December 31, 2002. None of the listed officers exercised any options during 2002.

OPTION VALUES AS OF DECEMBER 31, 2002

	Number of Securities		Value of Unexercised
	Underlying Unexercised		In-the-Money Options at Fiscal Year-
	Options at Fiscal Year-End (#)		End ($)(1)

Name	Exercisable	Unexercisable	Exercisable	Unexercisable

Gregory K. Roeper	171,250	51,250	$7,000	$21,000
David A. Husband	18,750	56,250	$13,650	$40,950
Stephen L. Borcich	33,750	11,250	$—	$—
Kent R. Burgess	5,000	5,000	$—	$—
Steven R. Francis	—	50,000	$—	$22,000

(1)	Calculated based upon the closing price of our common stock as reported on the Nasdaq SmallCap Market on December 31, 2002 of $1.79 per share. The exercise price of certain of the options held by our executive officers on December 31, 2002 were greater than $1.79 per share.

Employment Agreements

     William J. Hinz

     Effective October 1, 1999, we entered into an employment agreement with William J. Hinz. The agreement had an initial term through September 30, 2001, and automatically renewed through September 30, 2002. The agreement automatically renews for successive one-year terms unless either party terminates by giving the other party at least 30 days’ written notice. The agreement provides for Mr. Hinz to serve as our Chairman of the Board and to receive a base salary of $75,000 per annum.

     The employment agreement provides for Mr. Hinz to receive his fixed compensation to the date of termination of his employment by reason of resignation, death, or as a result of termination of employment “for cause,” as defined the agreement. If we terminate the employment of Mr. Hinz, or if his employment is terminated by reason of disability, the agreement provides for the payment of fixed compensation to Mr. Hinz for the remaining term of the agreement, payable in a lump sum within ten days of the date of termination. In addition, Mr. Hinz’s vested options as of the date of termination will remain outstanding through the 90-day period following the then-current term of the agreement. All unvested options as of the date of termination will be cancelled. We also have the right to terminate Mr. Hinz’s employment if he resigns as Chairman of the Board or a director, if he is not re-elected as a director by our stockholders, or if he is not re-nominated to serve as our Chairman of the Board. If we terminate Mr. Hinz’s employment under those circumstances, Mr. Hinz will not receive any further compensation under the employment agreement after the date of termination.

     In the event of a “change of control” of our company, as defined in the agreement, Mr. Hinz will receive a minimum bonus of $50,000. In addition, any options that were granted to Mr. Hinz that remain unvested as of the date of the change of control will become fully vested and exercisable on the effective date of the change of control. If the employment of Mr. Hinz is terminated as a result of a change of control, we will be required to pay Mr. Hinz, within ten days of the date of termination, the greater of (a) his base salary and benefits for the remaining term of the employment agreement, or (b) his annual base salary.

     Gregory K. Roeper

     Effective October 1, 1999, we entered into an employment agreement with Mr. Roeper. We renewed and amended the agreement effective October 1, 2002, for a term expiring on September 30, 2003. The agreement automatically renews for successive one-year terms unless either party terminates by giving the other party at least 30 days’ written notice. The employment agreement provides for Mr. Roeper to serve as our President and Chief Executive Officer. The employment agreement provides for Mr. Roeper to receive a base salary of $182,500 per annum through September 30, 2003. During August 2003, we agreed to renew Mr. Roeper’s employment agreement for a 15-month term expiring during December 2004. Pursuant to the renewal, Mr. Roeper’s base salary will increase to $200,000 during fiscal 2004.

     The agreement provides for Mr. Roeper to receive his fixed compensation to the date of termination of his employment by reason of resignation, death, or as a result of termination of employment “for cause,” as defined in the agreement. If we terminate his employment, or if his employment is terminated by reason of disability, the agreement provides for the payment of his base salary and benefits for a period of one year, payable in a lump sum within ten days of the date of termination. In addition, Mr. Roeper’s vested options as of the date of termination will remain outstanding through the 120-day period following the then-current term of the agreement. All unvested options as of the date of termination will be cancelled.

     In the event of a “change of control” of our company, as defined in the agreement, Mr. Roeper will receive a minimum bonus of $100,000. In addition, any options that were granted to Mr. Roeper that remain unvested as of the date of the change of control will become fully vested and exercisable on the effective date of the change of control. If Mr. Roeper’s employment is terminated as a result of a change of control, we will be required to pay him, within ten days of the date of termination, his annual base salary and benefits for a period of one year following the date of termination plus any earned bonus through the date of termination.

     David A. Husband

     Effective January 1, 2003, we entered into an employment agreement with Mr. Husband. The agreement has an initial term of one year. The agreement automatically renews for successive one-year terms unless either party terminates by giving the other party at least 30 days’ written notice. The employment agreement provides for Mr. Husband to serve as our Vice President – Finance and Chief Financial Officer. The employment agreement provides for Mr. Husband to receive a base salary of $135,000 per annum through December 31, 2003. During August 2003, we increased Mr. Husband’s base salary to $142,500 per annum through December 31, 2003 and to $150,000 during fiscal 2004.

     The agreement provides for Mr. Husband to receive his fixed compensation to the date of termination of his employment by reason of resignation, death, or as a result of termination of employment “for cause,” as defined the agreement. If we terminate Mr. Husband’s employment, or if his employment is terminated by reason of disability, we will pay Mr. Husband his base salary and benefits for a period ranging from six to nine months, depending on his length of service to our company. In addition, Mr. Husband’s vested options as of the date of termination will remain outstanding through the 120-day period following the then-current term of the agreement. All unvested options as of the date of termination will be cancelled.

     In the event of a “change of control” of our company, as defined in the employment agreement, Mr. Husband will receive a bonus ranging from $25,000 to $62,500, based on the value of the transaction. In addition, any options that were granted to Mr. Husband that remain unvested as of the date of the change of control will become fully vested and exercisable on the effective date of the change of control. If Mr. Husband’s employment is terminated as a result of a change of control, we will be required to pay him his base salary and benefits for a six-month period following the date of termination plus any earned bonus through the date of termination.

     Steven R. Francis

     Effective March 1, 2002, in connection with our acquisition of DataSpeak Systems, Inc., we entered into an employment agreement with Mr. Francis. The agreement has an initial term through February 2004. The employment agreement provides for Mr. Francis to serve as President of Vodavi Direct, Inc., our wholly owned subsidiary, for a base salary of $125,000 per annum. Pursuant to the agreement, we granted to Mr. Francis ten-year options to purchase 50,000 shares of our common stock at an exercise price per share equal to $1.35, and 25% of the options will vest and become exercisable on each of the first four anniversaries of the date of grant. In the event of a “change of control” of our company, as defined in the agreement, any options that were granted to Mr. Francis that remain unvested as of the date of the change of control will become fully vested and exercisable on the effective date of the change of control. If Mr. Francis’ employment is terminated as a result of a change of control, we will be required to pay Mr. Francis his base salary and benefits for the remaining term of the agreement plus any earned bonus through the date of termination.

     The agreement provides for Mr. Francis to receive his fixed compensation to the date of termination of his employment by reason of resignation, death, or as a result of termination of employment “for cause,” as defined the agreement. If we terminate the employment of Mr. Francis, or if his employment is terminated by reason of disability, the agreement provides for the payment of fixed compensation to Mr. Francis for the remaining term of the agreement. In addition, any vested options held by Mr. Francis as of the date of termination will remain outstanding through the 90-day period following the then-current term of the agreement. All unvested options as of the date of termination will be cancelled.

     Each employment agreement described above provides that the executive will be eligible to receive discretionary bonuses in amounts determined by our Board of Directors. In addition, each employment agreement generally requires us to

•	reimburse each executive for all travel, entertainment, and other ordinary and necessary expenses incurred in connection with our business and their duties under their respective employment agreements; and

•	provide such other fringe benefits that we make generally available to all of our employees on a non-discriminatory basis.

     Each employment agreement also contains provisions that prohibit the executive from

•	competing with us for a period of 12 months after the termination of the executive’s employment with our company,

•	taking certain actions intended to solicit other persons to terminate their business relationship with us or to terminate his or her employment relationship with us, and

•	making unauthorized use or disclosure of our trade names, fictitious names, or confidential information.

     Other Arrangements

     We maintain agreements with each of our other officers and employees that prohibit such persons from disclosing confidential information obtained while employed by us. We offer our employees medical, life, and disability insurance benefits. Our executive officers and other key personnel (including directors who also are employees of our company) are eligible to receive stock options under our stock option plan.

401(k) Profit Sharing Plan

     In April 1994, we adopted a profit sharing plan pursuant to Section 401(k) of the Internal Revenue Code of 1986. Pursuant to the 401(k) Plan, all eligible employees may make elective contributions through payroll deductions. In addition, we may make matching and discretionary contributions in such amounts as may be determined by our Board of Directors. During fiscal 2002, we expensed matching contributions pursuant to the 401(k) Plan to all executive officers as a group in the amount of $3,000.

1994 Stock Option Plan

     Our Stock Option Plan was adopted by our Board of Directors in 1994 and was approved by the stockholders in July 1995. Our Board of Directors amended and restated the plan, and our stockholders approved the amended and restated plan, in 1996. Our Board of Directors further amended the plan in October 1997. Those amendments did not require stockholder approval. Our Board of Directors further amended the plan in April 2000, and our stockholders approved the amendment during June 2000. Our Board of Directors further amended the plan in May 2002, and our stockholders approved the amendment in July 2002. The 1994 plan provides for

•	the granting of incentive stock options or nonqualified options to acquire our common stock;

•	the granting of stock appreciation rights;

•	the direct granting of shares of our common stock; and

•	the granting of other cash awards to key employees of our company and to consultants or independent contractors who provide valuable services to us.

The plan also provides for automatic grants of stock options to non-employee directors of our company under an automatic program.

     We may issue 1,600,000 shares of Common Stock under the 1994 Plan. If any option or award terminates or expires without having been exercised in full, stock not issued under such award will again be available for the purposes of the plan. As of August 31, 2003, 152,500 shares of common stock have been issued upon exercise of options granted under the plan, and there were outstanding options to acquire 1,003,000 shares of our common stock under the plan. As of August 31, 2003, an additional 444,500 shares of common stock were available for grant under the plan.

     Options that are incentive stock options may only be granted to our key personnel who are also employees of our company. To the extent that granted options are incentive stock options, the terms and conditions of those options, including the exercise price and expiration date, must be consistent with the qualification requirements set forth in the Internal Revenue Code. The maximum number of shares with respect to which options or awards may be granted to any one employee (including officers) during the term of the plan may not exceed 50% of the shares of common stock authorized for issuance under the plan.

     Under the automatic program, each newly elected non-employee member of our Board of Directors will receive an automatic initial grant of options to acquire 5,000 shares of common stock on the date of his or her first appointment or election to our Board of Directors. In addition, options to acquire 5,000 shares of common stock will be automatically granted to each non-employee director at the meeting of our Board of Directors held immediately after each annual meeting of stockholders. A non-employee member of our Board of Directors will not be eligible to receive the automatic annual grant if that option grant date is within 90 days of such non-employee member receiving his or her automatic initial grant.

     To exercise an option, the option holder will be required to deliver to us full payment of the exercise price for the shares as to which the option is being exercised. Generally, options may be exercised by delivery of cash, bank cashier’s check, or shares of our common stock.

Limitation of Directors’ Liability and Indemnification

     Our certificate of incorporation provides that no director of our company will be personally liable to our company or our stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption or limitation of liability is not permitted under the Delaware General Corporation law, or Delaware GCL. Under the Delaware GCL, a director may be held liable

•	for any breach of the director’s duty of loyalty to our company or our stockholders;

•	for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;

•	in respect of certain unlawful dividend payments or stock purchases; or

•	for any transaction from which the director derived an improper personal benefit.

The effect of this provision in our certificate of incorporation is to eliminate the rights of our company and our stockholders (through stockholders’ derivative suits on behalf of our company) to recover monetary damages from a director for breach of the fiduciary duty of care as a director (including breaches resulting from negligent or grossly negligent behavior) except in the situations described above. In addition, our certificate of incorporation provides that any repeal or modification of this provision by our stockholders will not adversely affect any right or protection of a director of our company existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification. These provisions do not limit or eliminate the rights of our company or any stockholder to seek non-monetary relief such as an injunction or recision in the event of a breach of a directors’ duty of care.

     Our certificate of incorporation requires us to indemnify our directors, officers, and certain other representatives of our company against expenses and certain other liabilities arising out of their conduct on behalf of our company to the maximum extent permitted by the Delaware GCL. Indemnification is not available with respect to proceedings or claims initiated or brought voluntarily by an officer, director, or other representative of our company against us unless such proceeding or claim is approved by our Board of Directors.

EQUITY COMPENSATION PLAN INFORMATION

     The following table sets forth information with respect to our common stock that may be issued upon the exercise of stock options under our 1994 Stock Option Plan as of December 31, 2002.

(c)
Number of Securities
	(a)		Remaining Available for
	Number of Securities	(b)	Future Issuance Under
	to be Issued Upon	Weighted Average	Equity Compensation
	Exercise of	Exercise Price of	Plans (Excluding
	Outstanding Options,	Outstanding Options,	Securities Reflected in
Plan Category	Warrants, and Rights	Warrants, and Rights	Column (a))

Equity Compensation
Plans Approved by
Stockholders	880,500	$2.89	567,000

Equity Compensation
Plans Not Approved
by Stockholders	—	—	—

Total	880,500	$2.89	567,000

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     LG Electronics Inc., our principal supplier, owns approximately 25% of our outstanding common stock. Kyeong Woo Lee, a director of our company from January 2002 until February 2003 and Jong Hwa Choi, a director of our company since February 2003, are officers of LGE or its affiliates. We purchased approximately $18.5 million of key telephone systems, commercial grade telephones, and voice mail products from LGE and an affiliate of LGE during 2002. We believe that the purchases from LGE and its affiliate approximate terms that would be offered by non-related parties. We owed LGE and its affiliate approximately $4.0 million for product purchases as of December 31, 2002.

     We also conduct joint development activities with LGE for the design and development of hardware incorporated into some of our existing and planned telephone systems and commercial grade telephones. Generally, LGE contributes the ongoing research and development costs for the product hardware and produces the finished goods developed under the alliance and we obtain the right to sell such products throughout North America and the Caribbean.

     In July 2001, we entered into a development agreement with LGE under which we will develop for LGE certain advanced voice messaging technologies. We recorded revenue of $183,000 in 2002 and $210,000 in 2001 for work performed under the development agreement using the percentage of completion method. As of December 31, 2002, LGE had paid us $300,000 pursuant to the agreement.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Overview and Philosophy

     The Board of Directors has appointed a Compensation Committee, which consists of the Chairman of the Board and two non-management directors. A non-management director serves as the Chairman of the Committee. The Committee makes all decisions regarding the compensation of our executives. The Compensation Committee ensures that our executive compensation is consistent with the value of our company and is aligned with the business strategy and goals of our company and our stockholders.

     The compensation program for executive officers consists primarily of base salary, performance based bonuses, and long-term incentives in the form of stock options. Executives also participate in other benefit plans, including medical and retirement plans, which generally are available to all regular full-time employees of our company. In addition to or in lieu of stock options, we may compensate our executives with other long-term equity incentives, such as grants of restricted stock.

     Our philosophy is to pay base salaries to executives at levels that enable us to attract, motivate, and retain highly qualified executives. The bonus program is designed to reward individuals for performance based primarily on our financial results, including revenue and profitability, as well as the achievement of personal and corporate objectives that contribute to our long-term success in building stockholder value.

     We follow a subjective and flexible approach rather than an objective or formula approach to compensation. Various factors, as discussed below, receive consideration without any particular weighting or emphasis on any one factor. In establishing compensation for the year ended December 31, 2002, the committee took into account, among other things, our financial results, compensation paid in prior years, and compensation of executive officers employed by companies of similar size and in similar industries, as well as public companies in our geographic area.

Base Salary and Annual Incentives

     Base salaries for executive positions are established relative to our financial performance, experience levels, and comparable positions in similarly sized companies. From time to time, we may use competitive surveys and outside consultants to help determine the relative competitive pay levels. We target base pay at the level required to attract and retain highly qualified executives. In determining salaries, the committee also takes into account individual experience and performance, salary levels relative to other positions within our company, and our specific needs. The committee’s evaluation of the factors described above is subjective, and the committee does not assign a particular weight to any one factor.

     Annual incentive awards are based on our financial performance and the efforts of our executives. Performance is measured based on profitability and revenue and the successful achievement of functional and personal goals.

Stock Option Grants

     We strongly believe in tying executive rewards directly to our long-term success and increases in stockholder value through grants of stock options. Stock option grants also will enable executives to develop and maintain a significant stock ownership position in our company. The amount of options granted takes into account options previously granted to an individual.

     During fiscal 2003, we granted options to acquire an aggregate of 160,000 shares of common stock, including options to acquire 115,000 shares of common stock to our officers and directors. These grants include options to purchase 35,000 shares of common stock at an exercise price of $1.51 per share granted to Mr. Roeper, options to purchase 25,000 shares of common stock at an exercise price of $1.51 per share granted to each of Messrs. Husband and Francis, options to purchase 15,000 shares of common stock at an exercise price per share of

$1.51 granted to Mr. Borcich, and options to purchase 15,000 shares of common stock at an exercise price of $1.89 per share granted to Mr. Hinz.

Other Benefits

     Executive officers are eligible to participate in benefit programs designed for all of our full-time employees. These programs include medical insurance, a qualified retirement program allowed under Section 401(k) of the Internal Revenue Code, and group term life insurance.

Compensation of the President and Chief Executive Officer

     During fiscal 2002, the committee evaluated the factors described above in determining the base salary and other compensation of Gregory K. Roeper, our President and Chief Executive Officer. The committee’s evaluation of Mr. Roeper’s base salary is subjective with no particular weight assigned to any one factor. We have an employment agreement with Mr. Roeper. See “Executive Compensation – Employment Agreements.” Under the employment agreement, we paid Mr. Roeper a salary of $165,000 during fiscal 2002. Effective October 1, 2002, we renewed and amended the agreement for a term expiring on September 30, 2003, under which beginning January 1, 2003, Mr. Roeper will receive a salary of $182,500 per annum. During 2003, we also granted to Mr. Roeper options to purchase 35,000 shares of our common stock. We paid to Mr. Roeper a discretionary cash bonus of $17,500 during 2003 for his performance during 2002.

     During August 2003, we agreed to renew Mr. Roeper’s employment agreement for a 15-month term expiring during December 2004. Pursuant to the renewal, Mr. Roeper’s base salary will increase to $200,000 during fiscal 2004.

Deductibility of Executive Compensation

     Section 162(m) of the Internal Revenue Code currently limits the deductibility for federal income tax purposes of compensation paid to each of any publicly held corporation’s chief executive officer and four other most highly compensated executive officers. We may deduct certain types of compensation paid to any of these individuals only to the extent that such compensation during any fiscal year does not exceed $1.0 million. Qualifying performance-based compensation is not subject to the deduction limits if certain requirements are met. We do not believe that our compensation arrangements with any of our executive officers will exceed the limits on deductibility during our current fiscal year. We also intend to structure the performance-based portion of the compensation of our executive officers in a manner that complies with Section 162(m).

     This report has been furnished by the members of the Compensation Committee of the Board of Directors of Vodavi Technology, Inc.

Dated: August 18, 2003	Emmett E. Mitchell, Chair
William J. Hinz
Frederick M. Pakis

REPORT OF THE AUDIT COMMITTEE OF BOARD OF DIRECTORS

     The Board of Directors has appointed an Audit Committee consisting of three directors. All of the members of the committee are “independent” of our company and management, as that term is defined in the NASDAQ listing standards.

     The primary responsibility of the committee is to oversee our financial reporting process on behalf of the Board of Directors. The Audit Committee also provides assistance to our Board of Directors with respect to its oversight of (a) the integrity of our financial statements; (b) our compliance with legal and regulatory requirements; (c) the qualifications and independence of our independent auditors; and (d) the performance of our independent auditors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The independent auditors are responsible for auditing our financial statements and expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles in the United States.

     In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements with management and the independent auditors. The committee discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61. This included a discussion of the auditors’ judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the committee received from the independent auditors written disclosures and the letter required by Independence Standards Board Standard No. 1. The committee also discussed with the independent auditors the auditors’ independence from management and our company, including the matters covered by the written disclosures and letter provided by the independent auditors.

     The committee discussed with our independent auditors the overall scope and plans for their respective audits. The committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of our company, the internal controls, and the overall quality of the financial reporting. The committee held six meetings during fiscal 2002.

     Based on the reviews and discussions referred to above, the committee recommended to the Board of Directors, and the Board approved, that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2002, for filing with the Securities and Exchange Commission.

     Our Board of Directors has adopted a written charter for the Audit Committee. A copy of that charter is included as Appendix A to our proxy statement for the 2001 annual meeting of stockholders. Consistent with the oversight responsibilities of the audit committee set forth in its charter, the audit committee has provided assistance to our Board of Directors with respect to our compliance with legal and regulatory requirements promulgated as a result of the Sarbanes-Oxley Act.

Dated: August 28, 2003	Stephen A. McConnell, Chair
Jack A. Henry
Emmett E. Mitchell

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Performance evaluation and compensation decisions relating to 2002 were made by the Compensation Committee of our Board of Directors, which consisted of Messrs. Mitchell, Hinz, and Pakis. Except for our employment agreement with Mr. Hinz, none of such persons had any contractual or other relationships with us during fiscal 2002 except as directors. See “Executive Compensation—Employment Agreements.”

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires our directors, officers, and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely upon our review of the copies of such forms we received during the fiscal year ended December 31, 2002, and written representations that no other reports were required, we believe that each person who, at any time during such fiscal year, was a director, officer, or beneficial owner of more than 10% of our common stock complied with all Section 16(a) filing requirements during such fiscal year, except that Mr. Hinz filed a late Form 4 covering two purchase transactions.

PERFORMANCE GRAPH

     The following line graph compares cumulative total stockholder returns for (a) our common stock; (b) the Standard & Poor’s Small Cap 600 Index; and (c) a peer group consisting of the following three companies in the business telephone systems industry: Comdial Corp., Avaya Inc., and Inter-Tel Corp.

     The graph covers the period from January 1, 1997 through December 31, 2002. The graph assumes an investment of $100 in each of our common stock, the peer group, and the Small Cap 600 index on January 1, 1997. The calculation of cumulative stockholder return on the peer group and the Small Cap 600 index include reinvestment of dividends, but the calculation of cumulative stockholder return on our common stock does not include reinvestment of dividends because we did not pay dividends during the measurement period. The performance shown is not necessarily indicative of future performance.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS,
DIRECTORS, AND OFFICERS

     The following table sets forth certain information with respect to beneficial ownership of our common stock as of September 12, 2003 by (i) each director; (ii) the executive officers set forth in the Summary Compensation Table under “Executive Compensation;” (iii) all of our directors and executive officers as a group; and (iv) each other person who is known by us to beneficially own or to exercise voting or dispositive control over more than 5% of our common stock.

	Number of
Name and Address of Beneficial Owner (1)	Shares (2)		Percent (2)

Directors and Executive Officers:
William J. Hinz	73,300	(3)	2.1%
Gregory K. Roeper	253,100	(4)	6.8%
David A. Husband	81,100	(5)	2.3%
Stephen L. Borcich	45,000	(6)	1.3%
Kent R. Burgess	7,503	(7)	*
Steven R. Francis	112,500	(8)	3.2%
Jong Hwa Choi	—	(9)	—
Jack A. Henry	10,900	(10)	*
Stephen A McConnell	61,900	(11)	1.7%
Emmett E. Mitchell	35,000	(12)	*
Frederick M. Pakis	10,000	(13)	*

All directors and officers as a group (11 persons)	690,303		17.3%

Non-management 5% Stockholders:
LG Electronics, Inc.	862,500	(14)	24.5%
Hummingbird Management, LLC	503,176	(15)	14.3%

*	Less than 1%

(1)	Each person named in the table has sole voting and investment power with respect to all common stock beneficially owned by him, subject to applicable community property law, except as otherwise indicated. Except as otherwise indicated, each person may be reached at 4717 East Hilton Avenue, Suite 400, Phoenix, Arizona 85034.

(2)	The percentages shown are calculated based upon 3,520,589 shares of our common stock outstanding on September 12, 2003. The percentages shown include the shares of common stock that each named stockholder has the right to acquire within 60 days of September 12, 2003. In calculating ownership percentage, all shares of common stock that the named stockholder has the right to acquire upon exercise of stock options within 60 days of September 12, 2003 are deemed to be outstanding for the purpose of computing the percentage of common stock owned by such stockholder, but are not deemed to be outstanding for the purpose of computing the ownership percentage of any other stockholder. Percentages may be rounded. Includes, when applicable, shares owned of record by such person’s minor children and spouse and by other related individuals and entities over whose shares of common stock such person has sole or shared voting control or power of disposition.

(3)	Includes 13,300 shares of common stock and 60,000 shares of common stock issuable upon exercise of options, but excludes 15,000 shares of common stock issuable upon exercise of unvested stock options.

(4)	Includes 35,600 shares of common stock and 217,500 shares of common stock issuable upon exercise of options, but excludes 40,000 shares of common stock issuable upon exercise of unvested stock options.

(5)	Includes 43,600 shares of common stock and 37,500 shares of common stock issuable upon exercise of options, but excludes 62,500 shares of common stock issuable upon exercise of unvested stock options.

(6)	Includes 45,000 shares of common stock issuable upon exercise of options, but excludes 15,000 shares of common stock issuable upon exercise of unvested stock options.

(7)	Includes 3 shares of common stock and 7,500 shares of common stock issuable upon exercise of options, but excludes 2,500 shares of common stock issuable upon exercise of unvested stock options.

(8)	Includes 100,000 shares of common stock and 12,500 shares of common stock issuable upon exercise of options, but excludes 62,500 shares of common stock issuable upon exercise of unvested stock options.

(9)	Excludes 5,000 shares of common stock issuable upon exercise of stock options.

(10)	Includes 900 shares of common stock and 10,000 shares of common stock issuable upon exercise of stock options.

(11)	Includes 26,900 shares of common stock and 35,000 shares issuable upon exercise of options.

(12)	Includes (a) 9,500 shares of common stock and 25,000 shares issuable upon exercise of options held by Mr. Mitchell, and (b) 500 shares of common stock held by Mr. Mitchell as custodian for his children.

(13)	Includes 10,000 shares of common stock issuable upon exercise of stock options.

(14)	Represents shares of common stock beneficially owned by LG Electronics Inc. LGE has sole voting power and sole dispositive power over such shares. LGE acquired the shares of our common stock in connection with the merger of its minority owned subsidiary, LGIC, with and into LGE during September 2000. The address of LGE is LG Twin Towers, 20 Yoido-dong, Youngdungpo-gu, Seoul 150-721, Korea.

(15)	Represents 503,176 shares of common stock beneficially owned by Hummingbird Management, LLC (f/k/a Morningside Value Investors, LLC), as investment manager to The Hummingbird Value Fund, L.P. The managing member of Hummingbird Management is Paul Sonkin, who also serves as the managing member of HVF Capital, the general partner of The Hummingbird Value Fund and The Hummingbird Microcap Value Fund. Hummingbird Management has sole voting and dispositive power over the shares, and Hummingbird Management disclaims any economic interest or beneficial ownership of the shares. Information is based solely on a Schedule 13D/A filed with the Commission on or about July 31, 2003. The address of Hummingbird Management, LLC is 153 East 53rd Street, New York, New York 10022.

PROPOSAL TO APPROVE THE VODAVI
2003 INCENTIVE COMPENSATION PLAN

     On August 25, 2003, our Board of Directors approved the Vodavi 2003 Incentive Compensation Plan, or 2003 Plan, subject to approval by our stockholders at the meeting. The full text of the 2003 Plan is included as Appendix A to this proxy statement.

     As of August 25, 2003, we had an aggregate of 444,500 shares of common stock remaining available for issuance under the 1994 Plan, under which we may grant options and other awards to directors and executive officers as well as other employees and independent contractors. At that time, the Board of Directors considered the impending expiration of the 1994 Plan in 2004 and the desire to maintain a long-term equity incentive plan to replace the 1994 Plan. In approving the 2003 Plan, the Board also considered that the remaining shares available under the 1994 Plan would be canceled in favor of the new shares available under the 2003 Plan.

     The purpose of the 2003 Plan is to assist us in attracting, motivating, retaining, and rewarding high-quality executives and other employees, officers, directors, and consultants by enabling such persons to acquire or increase a proprietary interest in our company in order to strengthen the mutuality of interests between such persons and our stockholders, and providing such persons with annual and long-term performance incentives to expend their maximum efforts in the creation of stockholder value.

     Accordingly, our Board of Directors adopted the 2003 Plan and believes that it is in the best interests of our stockholders to approve the 2003 Plan. The Board of Directors recommends a vote “FOR” the proposal to approve the 2003 Plan.

General Terms of the 2003 Plan; Shares Available for Issuance

     The 2003 Plan provides for the granting of awards in the form of incentive stock options, nonqualified stock options, stock appreciation rights, shares of restricted common stock, bonus stock in lie of obligations, or other stock-based awards to employees, directors, and independent contractors who provide valuable services to our company. The 2003 Plan authorizes the issuance of 600,000 shares of stock, and no more than 500,000 shares may be issued pursuant to incentive stock options. The maximum number of shares of common stock covered by awards granted to any individual in any year may not exceed 200,000. If any award previously granted under the 2003 Plan is forfeited, terminated, canceled, surrendered, does not vest, or expires without having been exercised in full, stock not issued under such award will again be available for grant for purposes of the 2003 Plan. If any change is made in the stock subject to the 2003 Plan, or subject to any award granted under the 2003 Plan (through consolidation, spin-off, recapitalization, stock dividend, split-up, combination of shares, exchange of shares, or otherwise), the 2003 Plan provides that appropriate adjustments will be made as to the aggregate number and type of shares available for awards, the maximum number and type of shares that may be subject to awards to any individual, the number and type of shares covered by each outstanding award, the exercise price grant price, or purchase price relating to any award, and any other aspect of any award that the Board of Directors or Committee determines appropriate.

     The 2003 Plan provides that it is not intended to be the exclusive means by which we may issue options to acquire our common stock or any other type of award. To the extent permitted by applicable law and the rules and regulations of the NASDAQ SmallCap Market, we may issue other options, warrants, or awards other than pursuant to the 2003 Plan without stockholder approval.

Eligibility and Administration

     Employees, executive officers, directors, and independent contractors of our company will be eligible to receive awards under the 2003 Plan. Options that are incentive stock options may be granted only to employees of our company.

     A committee designated by the Board of Directors will administer the 2003 Plan, however, the Board may exercise any power or authority granted to the committee under the 2003 Plan. The Board may designate more than one committee to administer the 2003 Plan as to various categories of eligible persons. The committee will consist of at least two directors, and each member of which will be (a) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, unless administration of the 2003 Plan by “non-employee directors” is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the 2003 Plan, and (b) an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code, unless administration of the 2003 Plan by “outside directors” is not then required in order to qualify for tax deductibility under Section 162(m) of the Internal Revenue Code. The Board and/or any committee that has been delegated the authority to administer the 2003 Plan is referred to as the “Plan Administrator.” Where appropriate, the Plan Administrator will satisfy the then requirements of any stock exchange or automated quotation system upon which our stock is listed or quoted.

     The Plan Administrator will have the authority, in its discretion, to determine all matters relating to awards, including the selection of the individuals to be granted awards, the type of awards, the number of shares of common stock subject to an award, vesting conditions, and any and all other terms, conditions, restrictions, and limitations, if any, of an award. The Plan Administrator will also have the authority to construe and interpret the 2003 Plan, and to make all decisions and determinations as the Plan Administrator may deem necessary or advisable for administration of the 2003 Plan. The Plan Administrator may delegate to officers or managers of our company certain functions, in each case to the extent permitted by the Board, under the 2003 Plan, and applicable law.

Terms of Awards

     General

     Awards granted under the 2003 Plan may be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other award or any award granted under another plan of our company. Such additional, tandem, and substitute or exchange award may be granted at any time. The term of each award will be for such period as may be determined by the Plan Administrator, provided that in no event will the term of any option or stock appreciation right exceed a period of 10 years, or such shorter period as may be required in the case of an incentive stock option.

     Options

     Options granted under the 2003 Plan may be either incentive stock options, as defined under the Internal Revenue Code, or nonqualified options. The expiration date, maximum number of shares purchasable, vesting provisions, type of consideration to be paid upon exercise, and any other provisions of options granted under the 2003 Plan will be established at the time of grant. The Plan Administrator will set the term of each option, and in the case of incentive stock options, such terms will be subject to compliance in all respects with the Internal Revenue Code and the 2003 Plan. Options will vest and become exercisable in whole or in one or more installments at such time as may be determined by the Plan Administrator, including based on achievement of performance goals or future service requirements.

     The exercise prices of options will be determined by the Plan Administrator, provided that the exercise price of all options granted under the 2003 Plan may not be less than 100% of the fair market value of the common stock on the date of the grant (110% of the fair market value if the option intended to be an incentive stock options granted to a stockholder who at the time the option is granted owns stock possessing more than 10% of the total combined voting power of all classes of stock of our company or of its subsidiaries).

     The Plan Administrator will also have the discretion to grant options that are immediately exercisable for restricted shares of stock that will vest over a period of time or pursuant to certain performance criteria established by the Plan Administrator. Should the optionee’s continuous service cease while holding such unvested shares, we will have the right to repurchase, at the exercise price paid per share, any or all of the unvested shares. The terms upon which such repurchase right will be exercisable will be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

     Stock Appreciation Rights

     The Plan Administrator is authorized to grant stock appreciation rights, which provide the holder the right to receive, upon exercise thereof, the excess of (a) the fair market value of one share of stock on the date of exercise, over (b) the grant price of the stock appreciation right as determined by the Plan Administrator . The grant price of a stock appreciation right will not be less than the fair market value of a share of stock on the date of grant, except under limited circumstances set forth in the 2003 Plan. The Plan Administrator will determine at the date of grant the terms and conditions of the stock appreciation right, including the form of consideration payable in settlement. Stock appreciation rights may be either freestanding or granted in tandem with other awards. The Plan Administrator may grant “limited stock appreciation rights,” which may be exercised only in the event of a “change of control,” as defined in the 2003 Plan.

     Restricted Stock

     The Plan Administrator is authorized to grant shares of restricted stock, which will be subject to such restrictions on transferability, risk of forfeiture, and other restrictions as the Plan Administrator will determine or as otherwise provided in the 2003 Plan. The restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Plan Administrator may determine at the date of grant or thereafter. A holder granted restricted stock will have all of the rights of a stockholder, including the right to vote and receive dividends. During the applicable restricted period, the shares may not be sold, transferred, pledged, hypothecated, margined, or otherwise encumbered by the holder.

     Except as otherwise determined by the Plan Administrator at the time of the award, upon termination of a participant’s service during the applicable restricted period, the participant’s restricted stock that is at that time subject to restrictions will be forfeited and reacquired by us, provided that the Plan Administrator may provide or determine that restrictions or forfeiture conditions will be waived in whole or in part in the event of terminations resulting from specified causes, and the Plan Administrator may in other cases waive in whole or in part the forfeiture of restricted stock.

     As a condition to the grant of an award of restricted stock, the Plan Administrator may require that any cash dividends paid on a share of restricted stock be automatically reinvested in additional shares of restricted stock or applied to the purchase of additional awards under the 2003 Plan, which will be subject to restrictions and a risk of forfeiture to the same extent as the restricted stock with respect to which such stock or other property has been distributed.

     Bonus Stock and Awards in Lieu of Obligations

     The Plan Administrator is authorized to grant stock as a bonus, or to grant stock or other awards in lieu of company obligations to pay cash or deliver other property under the 2003 Plan or under other plans or compensatory arrangements, subject to certain exceptions in the case of participants subject to Section 16 of the Exchange Act or other terms as determined by the Plan Administrator.

     Other Stock-Based Awards

     The Plan Administrator is authorized to grant participants such other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on stock as deemed by the Plan Administrator to be consistent with the purposes of the 2003 Plan. Such awards may be convertible or exchangeable debt securities, other rights convertible or exchangeable into stock, purchase rights for stock, awards with value and payment contingent upon performance of our company or any other factors designated by the Plan Administrator. The Plan Administrator will determine the terms and conditions of such awards, including the nature of the right, consideration to be paid upon exercise, vesting conditions, repurchase rights for unvested shares, and the like. Cash awards, as an element of or supplement to any other award under the 2003 Plan, may also be granted under the 2003 Plan.

Automatic Grant Program

     The 2003 Plan includes an automatic grant program that automatically grants options to our non-employee directors. The automatic grant program under the 2003 Plan will begin upon the earlier of (a) the expiration of the 1994 Plan, (b) the date upon which there are no shares available for grant under the 1994 Plan, or (c) the date upon which we voluntarily terminate the 1994 Plan. Under the automatic grant program, each newly elected non-employee member of the Board will receive an option to purchase 5,000 shares of common stock, if available, on the date of his or her first appointment or election to the board of directors. In addition, an option to acquire 5,000 shares of common stock, if available, will be granted to each non-employee director at the meeting of the board of directors held immediately after each annual meeting of stockholders. A non-employee member of the board of directors will not be eligible to receive this annual grant if the grant date of such annual grant would be within 90 days of the date on which the non-employee member received his or her initial grant. Each initial grant will vest and become exercisable immediately on the date of grant.

     The exercise price per share of common stock subject to automatic options granted under the 2003 Plan will be equal to 100% of the fair market value of our common stock on the date such option is granted. Each automatic option will expire on the tenth anniversary of the date of grant. In the event the non-employee director ceases to serve as a member of the board of directors, the option holder may exercise the automatic options until the earlier of (1) 90 days after the cessation of service, or (2) the expiration of the term of the automatic option. If the non-employee director dies while serving as a director or within 90 days after ceasing to serve as a director, the option holder’s estate or the persons to whom the automatic options are transferred under the option holder’s will or the laws of descent and distribution may exercise the automatic options until the earlier of (a) 90 days after the cessation of service, or (b) the expiration of the term of the automatic option.

Other Provisions

     In the event of a proposed sale of all or substantially all of our assets or any reorganization, merger, consolidation, or other form of corporate transaction in which our company does not survive, or in which shares of stock are exchanged for or converted into securities issued by another entity, then the successor or acquiring entity may, with the consent of the committee or the Board, assume each outstanding option or substitute an equivalent option or right. If the successor or acquiring entity does not assume or substitute such options, then (a) each option will terminate upon consummation of sale, merger, consolidation, or other corporate transaction, and (b) the committee will have the discretion and authority exercisable at any time to provide for the automatic acceleration of vesting or exercisability of one or more awards granted by it under the 2003 Plan.

Duration and Modification

     The 2003 Plan became effective on August 25, 2003, the date which the Board approved the 2003 Plan, subject to subsequent approval by our stockholders within 12 months of its adoption by the Board. The Plan will terminate at such time as no shares of stock remain available for issuance under the 2003 Plan and we have no further rights or obligations with respect to outstanding awards under the 2003 Plan. The Board may amend, alter, suspend, discontinue, or terminate the 2003 Plan without the consent of stockholders, except that any amendment or alteration to the 2003 Plan will be subject to stockholder approval no later than the next annual meeting following such Board action if required by applicable law or the rules or any applicable stock exchange or quotation system on which the stock may then be listed or quoted. In addition, without the consent of an affected participant, the Board may not amend or alter the 2003 Plan to affect the rights of any participant under any previously granted and outstanding award.

     Despite the foregoing, the Board of Directors, in its sole discretion, may bifurcate the 2003 Plan so as to restrict, limit, or condition the use of any provision of the 2003 Plan to participants who are officers, directors or shareholders subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the 2003 Plan with respect to other participants.

Federal Income Tax Consequences

     Certain options granted under the 2003 Plan will be intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code. Accordingly, there will be no taxable income to an employee when an incentive stock option is granted to him or her or when that option is exercised. The amount by which the fair market value of the shares at the time of exercise exceeds the exercise price, however, generally will be treated as an item of preference in computing the alternate minimum taxable income of the option holder. If an option holder exercises an incentive stock option and does not dispose of the shares within either two years after the date of the grant of the option or one year of the date the shares were transferred to the option holder upon exercise, any gain realized upon disposition will be taxable to the option holder as a capital gain. If the option holder does not satisfy the applicable holding periods, however, the difference between the exercise price and the fair market value of the shares on the date of exercise of the option will be taxed as ordinary income, and the balance of the gain, if any, will be taxed as capital gain. If the option holder disposes of the shares before the expiration of the one-year and two-year periods and the amount realized is less than the fair market value of the shares at the date of exercise, the employee’s ordinary income is limited to the amount realized less the exercise price paid. We will be entitled to a tax deduction only to the extent the option holder has ordinary income upon the sale or other disposition of the shares received when the option was exercised.

     Certain other options issued under the 2003 Plan may be nonqualified options. The income tax consequences of nonqualified options will be governed by Section 83 of the Internal Revenue Code. Under Section 83, the excess of the fair market value of the shares of our common stock acquired pursuant to the exercise of any nonqualified option or the grant of other awards over the amount paid for such stock must be included in the gross income of the holder in the first taxable year in which the common stock acquired by the holder is not subject to a substantial risk of forfeiture. In calculating the excess value, fair market value will be determined on the date that the substantial risk of forfeiture expires, unless a Section 83(b) election is made to include the excess value in income immediately after the acquisition, in which case fair market value will be determined on the date of the acquisition. Generally, we will be entitled to a federal income tax deduction in the same taxable year that the holder recognizes income. We will be required to withhold income taxes with respect to income reportable pursuant to Section 83 by a holder. The basis of the shares acquired by an option holder will be equal to the exercise price of those shares plus any income recognized pursuant to Section 83. Subsequent sales of the acquired shares will produce capital gain or loss. Such capital gain or loss will be long term if the stock has been held for more than 12 months from the date the substantial risk of forfeiture lapsed or, if a Section 83(b) election is made, more than 12 months from the date the shares were acquired. The maximum federal capital gains tax rate currently is 20% for property held more than 12 months.

     If an option holder transfers a nonqualified option as a gift in a non-arm’s length transfer, neither the option holder nor the transferee will realize taxable income at the time of transfer. Upon the subsequent exercise of the option by the transferee, the option holder will realize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the option price. Upon a subsequent disposition of the shares by the transferee, the transferee will generally realize short-term or long-term capital gain or loss, with the basis for computing such gain or loss equal to the fair market value of the stock at the time of exercise. If an option holder makes a gift of an option and surrenders all dominion and control of the option, the gift should be complete for federal gift tax purposes at the time of transfer and should be valued at that time or, if later, at the time the option becomes vested. For gift and estate tax purposes, the gift on an option would generally cause the option and the shares of common stock acquired upon exercise to be excluded from the option holder’s estate. Special rules may apply if the option holder makes a gift of an award to a charity or to a “living trust” under which the option holder retains the right to revoke the trust or substantially alter its terms.

Ratification by Stockholders of the 2003 Plan

     Approval of the 2003 Plan will require the affirmative vote of the holders of a majority of our outstanding shares of common stock present in person or by proxy at the meeting. Upon approval of the 2003 Plan by our stockholders, any awards granted pursuant to the 2003 Plan prior to stockholder approval will remain valid and unchanged. In the event that the 2003 Plan is not approved by our stockholders at the meeting, any awards granted pursuant to the 2003 Plan will automatically terminate and be forfeited to the same extent and with the same effect as though the 2003 Plan had never been adopted, and we will not make any further grants of awards under the 2003 Plan.

INDEPENDENT PUBLIC ACCOUNTANTS

     On June 30, 2003, our Audit Committee dismissed Deloitte & Touche LLP as our independent public accountants. During the fiscal years ended December 31, 2001 and 2002, and the subsequent interim reporting periods from December 31, 2002, through and including the termination date of June 30, 2003, there were no disagreements between us and Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, accounting scope or procedure, or any reportable events. The report of Deloitte & Touche LLP on our financial statements for the two fiscal years ended December 31, 2001 and 2002 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

     Our Audit Committee engaged Mayor Hoffman McCann P.C. as our new independent public accountants as of June 30, 2003. We had not consulted with Mayor Hoffman McCann P.C. during the two fiscal years ended December 31, 2001 and 2002, or during the subsequent interim reporting periods from the last audit date of December 31, 2002, through and including the date of their engagement on either the application of accounting principles or the type of opinion Mayor Hoffman McCann P.C. might issue on our financial statements. We requested Deloitte & Touche LLP to furnish a letter addressed to the Securities and Exchange Commission stating whether Deloitte & Touche LLP agrees with the above statements made by us. A copy of this letter addressed to the Securities and Exchange Commission, dated June 30, 2003, is filed as Exhibit 16 to our Current Report on Form 8-K dated June 30, 2003.

     We have appointed Mayor Hoffman McCann P.C. to audit our consolidated financial statements for the fiscal year ending December 31, 2003. The board of directors anticipates that representatives of Mayor Hoffman McCann P.C. will be present at the meeting, will have the opportunity to make a statement if they desire, and will be available to respond to appropriate questions.

     Aggregate fees billed to our company for the fiscal year ended December 31, 2002 by our principal accounting firm, Deloitte & Touche, LLP, were as follows:

Audit Fees	$119,650
Financial Information Systems Design and Implementation Fees	$—
All Other Fees	$32,071

     The members of our Audit Committee believe that the non-audit services provided by Deloitte & Touche, LLP, referenced above in “Financial Information Systems Design and Implementation Fees” and “All Other Fees,” are compatible with maintaining our principal accounting firm’s independence.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     We must receive stockholder proposals that are intended to be presented at our annual meeting of stockholders to be held during calendar year 2004 no later than February 10, 2004 in order to be included in the proxy statement and form of proxy relating to such meeting. Pursuant to Rule 14a-4 under the Exchange Act, we intend to retain discretionary authority to vote proxies with respect to stockholder proposals for which the proponent does not seek to have us include the proposed matter in the proxy statement for the annual meeting to be held during calendar year 2004, except in circumstances where (a) we receive notice of the proposed matter no later than April 17, 2004 and (b) the proponent complies with the requirements set forth in Rule 14a-4.

OTHER MATTERS

     We do not know of any other matters to be submitted to the meeting. If any other matters properly come before the meeting, the persons named in the enclosed proxy card intend to vote the shares they represent as our Board of Directors may recommend.

Dated: September 15, 2003

APPENDIX A

VODAVI TECHNOLOGY, INC.
2003 INCENTIVE COMPENSATION PLAN

     1.   Purpose. The purpose of this 2003 Incentive Compensation Plan (the “Plan”) is to assist Vodavi Technology, Inc., a Delaware corporation (the “Company”) and its Related Entities in attracting, motivating, retaining, and rewarding high-quality executives and other Employees, officers, Directors, and Consultants by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s stockholders, and providing such persons with annual and long-term performance incentives to expend their maximum efforts in the creation of stockholder value. The Plan is intended to qualify certain compensation awarded under the Plan for tax deductibility under Section 162(m) of the Code to the extent deemed appropriate by the applicable Committee (or any successor committee) of the Board of Directors of the Company.

     2.   Administration.

          (a) Authority of the Committee. The Plan shall be administered by the Committee; provided, however, that except as otherwise expressly provided in this Plan or, during the period that the Company is a Publicly Held Corporation, in order to comply with Code Section 162(m) or Rule 16b-3 under the Exchange Act, the Board may exercise any power or authority granted to the Committee under this Plan. The Committee or the Board shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number, and other terms and conditions of, and all other matters relating to, Awards, prescribe Award agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award agreements and correct defects, supply omissions, or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee or the Board may deem necessary or advisable for the administration of the Plan. In exercising any discretion granted to the Committee or the Board under the Plan or pursuant to any Award, the Committee or the Board shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person in a manner consistent with the treatment of other Eligible Persons.

          (b) Manner of Exercise of Committee Authority. The Committee, and not the Board, shall exercise sole and exclusive discretion on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act. Any action of the Committee or the Board shall be final, conclusive, and binding on all persons, including the Company, its Related Entities, Participants, Beneficiaries, transferees under Section 9(b) hereof, or other persons claiming rights from or through a Participant, and stockholders. The express grant of any specific power to the Committee or the Board, and the taking of any action by the Committee or the Board, shall not be construed as limiting any power or authority of the Committee or the Board. The Committee or the Board may delegate to officers or managers of the Company or any Related Entity, or committees thereof, the authority, subject to such terms as the Committee or the Board shall determine, (i) to perform administrative functions, (ii) with respect to Participants not subject to Section 16 of the Exchange Act, to perform such other functions as the Committee or the Board may determine, and (iii) with respect to Participants subject to Section 16, to perform such other functions of the Committee or the Board as the Committee or the Board may determine to the extent performance of such functions will not result in the loss of an exemption under Rule 16b-3 otherwise available for transactions by such persons, in each case to the extent permitted under applicable law. The Committee or the Board may appoint agents to assist it in administering the Plan.

          (c) Limitation of Liability. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any Executive Officer, other officer or Employee, the Company’s independent auditors, Consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

     3.   Stock Subject to Plan

          (a) Limitation on Overall Number of Shares Subject to Awards. Subject to adjustment as provided in Section 9(c) hereof, the total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall be the sum of (i) 600,000 shares plus (ii) the number of shares of Stock with respect to which any Awards previously granted under the Plan terminated without being exercised, expire, are forfeited or canceled, do not vest, or are surrendered in payment of any Awards or any tax withholding with regard thereto. Any shares of Stock delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. Subject to adjustment as provided in Section 9(c) hereof, the number of shares of Stock that may be issued pursuant to Incentive Stock Options shall not exceed 500,000 shares.

          (b) Application of Limitations. The limitation contained in Section 3(a) shall apply not only to Awards that are settleable by the delivery of shares of Stock but also to Awards relating to shares of Stock but settleable only in cash (such as cash-only Stock Appreciation Rights). The Committee or the Board may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards), and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award.

     4.   Eligibility; Per-Person Award Limitations. Awards may be granted under the Plan only to Eligible Persons. In each fiscal year during any part of which the Plan is in effect, an Eligible Person may not be granted Awards relating to more than 200,000 shares of Stock, subject to adjustment as provided in Section 9(c), under each of Sections 5(b), 5(c), 5(d), 5(e), and 5(f). Directors, who are not Employees, proposed directors, proposed employees, and independent contractors shall be eligible to receive awards other than Incentive Stock Options.

     5.   Specific Terms of Awards.

          (a) General. Awards may be granted on the terms and conditions set forth in this Section 5. In addition, the Committee or the Board may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 9(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee or the Board shall determine, including terms requiring forfeiture of Awards in the event of termination of Continuous Service by the Participant and terms permitting a Participant to make elections relating to his or her Award. The Committee or the Board shall retain full power and discretion to accelerate, waive, or modify, at any time, any term or condition of an Award that is not mandatory under the Plan.

          (b) Options. The Committee and the Board each is authorized to grant Options to Participants on the following terms and conditions:

(i) Exercise Price. The exercise price per share of Stock purchasable under an Option shall be determined by the Committee or the Board, provided that such exercise price shall not, in the case of Incentive Stock Options, be less than 100% of the Fair Market Value of the Stock on the date of grant of the Option and shall not, in any event, be less than the par value of a share of Stock on the date of grant of such Option. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of the Stock on the date such Incentive Stock Option is granted.

(ii) Time and Method of Exercise. The Committee or the Board shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the methods by which such exercise price may be paid or deemed to be paid (including in the discretion of the Committee or the Board a cashless exercise procedure), the form of such payment, including, without limitation, cash, Stock, other Awards, or awards granted under other plans of the Company or a Related Entity, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis), and the methods by or forms in which Stock will be delivered or deemed to be delivered to Participants.

(iii) Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options (including any Stock Appreciation Right in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has first requested the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

(A) the Option shall not be exercisable more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant; and

(B) The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of stock with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company or its Parent Corporation during any calendar year exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000.

(iv) Repurchase Rights. The Committee and the Board shall have the discretion to grant Options that are exercisable for unvested shares of Stock. Should the Optionee’s Continuous Service cease while holding such unvested shares, the Company shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Committee or the Board and set forth in the document evidencing such repurchase right.

          (c) Stock Appreciation Rights. The Committee and the Board each is authorized to grant Stock Appreciation Right’s to Participants on the following terms and conditions:

(i) Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of stock on the date of exercise (or, in the case of a “Limited Stock Appreciation Right” that may be exercised only in the event of a Change in Control, the Fair Market Value determined by reference to the Change in Control Price, as defined under Section 7(c) hereof), over (B) the grant price of the Stock Appreciation Right as determined by the Committee or the Board. The grant price of a Stock Appreciation Right shall not be less than the Fair Market Value of a share of Stock on the date of grant except as provided under Section 6(a) hereof.

(ii) Other Terms. The Committee or the Board shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right. Limited Stock Appreciation Rights that may only be exercised in connection with a Change in Control or other event as specified by the Committee or the Board, may be granted on such terms, not inconsistent with this Section 5(c), as the Committee or the Board may determine. Stock Appreciation Rights and Limited Stock Appreciation Rights may be either freestanding or in tandem with other Awards.

          (d) Restricted Stock. The Committee and the Board each is authorized to grant Restricted Stock to Participants on the following terms and conditions:

(i) Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture, and other restrictions, if any, as the Committee or the Board may impose, or as otherwise provided in this Plan. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments, or otherwise, as the Committee or the Board may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee or the Board). During the restricted period applicable to the Restricted Stock, subject to Section 9(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined, or otherwise encumbered by the Participant.

(ii) Forfeiture. Except as otherwise determined by the Committee or the Board at the time of the Award, upon termination of a Participant’s Continuous Service during the applicable restriction period, the Participant’s Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Committee or the Board may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee or the Board may in other cases waive in whole or in part the forfeiture of Restricted Stock.

(iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee or the Board shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee or the Board may require that such certificates bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(iv) Dividends and Splits. As a condition to the grant of an Award of Restricted Stock, the Committee or the Board may require that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Committee or the Board, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

          (e) Bonus Stock and Awards in Lieu of Obligations. The Committee and the Board each is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of Company obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Participants subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Stock or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee or the Board.

          (f) Other Stock-Based Awards. The Committee and the Board each is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, as deemed by the Committee or the Board to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee or the Board, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified Related Entities or business units. The Committee or the Board shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 5(f) shall be purchased for such consideration (including without limitation loans from the Company or a Related Entity), paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, or other property, as the Committee or the Board shall determine. The Committee and the Board shall have the discretion to grant such other Awards that are exercisable for unvested shares of Stock. Should the Optionee’s Continuous Service cease while holding such unvested shares, the Company shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Committee or the Board and set forth in the document evidencing such repurchase right. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 5(f).

     6.   Certain Provisions Applicable to Awards.

          (a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee or the Board, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee or the Board shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Deferred Stock or Restricted Stock), or in which the exercise price, grant price, or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options granted with an exercise price “discounted” by the amount of the cash compensation surrendered).

          (b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee or the Board; provided that in no event shall the term of any Option or Stock Appreciation Right exceed a period of ten years (or such shorter term as may be required in respect of an Incentive Stock Option under Section 422 of the Code).

          (c) Form and Timing of Payment Under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award agreement, payments to be made to the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee or the Board shall determine, including, without limitation, cash, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Committee or the Board or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Committee or the Board (subject to Section 9(e) of the Plan) or permitted at the election of the Participant on terms and conditions established by the Committee or the Board. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock.

          (d) Exemptions from Section 16(b) Liability. It is the intent of the Company that this Plan comply in all respects with applicable provisions of Rule 16b-3 or Rule 16a-1(c)(3) to the extent necessary to ensure that neither the grant of any Awards to nor other transaction by a Participant who is subject to Section 16 of the Exchange Act is subject to liability under Section 16(b) thereof (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award agreement does not comply with the requirements of Rule 16b-3 or Rule 16a-1(c)(3) as then applicable to any such transaction, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 or

Rule 16a-1(c)(3) so that such Participant shall avoid liability under Section 16(b). In addition, the purchase price of any Award conferring a right to purchase Stock shall be not less than any specified percentage of the Fair Market Value of Stock at the date of grant of the Award then required in order to comply with Rule 16b-3.

     7.   Change in Control.

          (a) Effect of “Change in Control.” If and to the extent provided in the Award, in the event of a “Change in Control,” as defined in Section 7(b):

(i) The Committee may, within its discretion, accelerate the vesting and exercisability of any Automatic Option or Award carrying a right to exercise that was not previously vested and exercisable as of the time of the Change in Control, subject to applicable restrictions set forth in Section 8(a) hereof;

(ii) The Committee may, within its discretion, accelerate the exercisability of any limited Stock Appreciation Rights (and other Stock Appreciation Rights if so provided by their terms) and provide for the settlement of such Stock Appreciation Rights for amounts, in cash, determined by reference to the Change in Control Price; and

(iii) The Committee may, within its discretion, lapse the restrictions, deferral of settlement, and forfeiture conditions applicable to any other Award granted under the Plan and such Awards may be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 9(a) hereof.

          (b) Definition of “Change in Control”. A “Change in Control” shall be deemed to have occurred upon:

(i) Approval by the stockholders of the Company of a reorganization, merger, consolidation, or other form of corporate transaction or series of transactions, in each case, with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger, consolidation, or other transaction do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged, or consolidated company’s then outstanding voting securities, or a liquidation or dissolution of the Company or the sale of all or substantially all of the assets of the Company (unless such reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale (any such event being referred to as a “Corporate Transaction”) is subsequently abandoned);

(ii) Individuals who, as of the date on which the Award is granted, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date on which the Award was granted whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or

(iii) the acquisition (other than from the Company) by any person, entity, or “group”, within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act, of more than 50% of either the then outstanding shares of the Company’s Stock or the combined voting power of the Company’s then outstanding voting securities entitled to vote generally in the election of directors (hereinafter referred to as the ownership of a “Controlling Interest”) excluding, for this purpose, any acquisitions by (1) the Company or a Related Entity, (2) any person, entity, or “group” that as of the date on which the Award is granted owns beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act) of a Controlling Interest or (3) any employee benefit plan of the Company a Related Entity.

          (c) Definition of “Change in Control Price.” The “Change in Control Price” means an amount in cash equal to the higher of (i) the amount of cash and fair market value of property that is the highest price per share paid (including extraordinary dividends) in any Corporate Transaction triggering the Change in Control under Section 7(b)(i) hereof or any liquidation of shares following a sale of substantially all of the assets of the Company, or (ii) the highest Fair Market Value per share at any time during the 60-day period preceding and the 60-day period following the Change in Control.

     8.   Automatic Grant Program

          (a) Amount and Date of Grant. During the period commencing on date that is the earlier of (1) the expiration of the Company’s Second Amended and Restated 1994 Stock Option Plan (as amended through May 13, 2002) (the “1994 Plan”); (2) the date upon which there are no shares available for grant pursuant to Section 1.2(a) of the 1994 Plan; or (3) the date upon which the Company voluntarily terminates the 1994 Plan, and continuing through the remainder of the Plan (the “Automatic Grant Period”), the Company shall make automatic grants of Options (“Automatic Options”) to each Director who is not employed by the Company, whether or not such person is a Non-Employee Director as referred to in Section 2.2 as follows:

(i) Annual Grants. Each year on the Annual Grant Date, an Automatic Option to acquire 5,000 shares of Stock shall be granted to each Director for as long as shares of Stock are available under Section 3(a) hereof. The “Annual Grant Date” shall be the date of the Company’s annual stockholders meeting commencing as of the first annual meeting occurring during the Automatic Grant Period. Any Director that was granted an Automatic Option under Section 8(a)(ii) within 90 days of an Annual Grant Date shall be ineligible to receive an Automatic Option pursuant to this Section 8(a)(i) on such Annual Grant Date.

(ii) Initial New Director Grants. On the Initial Grant Date, every new member of the Board, who is an Director and has not previously received an Automatic Option under this Section 8(a)(ii) shall be granted an Automatic Option to acquire 5,000 shares of Stock for as long as shares of Stock are available under Section 3(a) hereof. The “Initial Grant Date” shall be the date that a Director is first appointed or elected to the Board. Any Director who previously received an Automatic Option shall be ineligible to receive an Automatic Option pursuant to this Section 8(a)(ii).

          (b) Exercise Price. The exercise price per share of Stock subject to each Automatic Option granted under Section 8(a)(i) or (ii) shall be equal to 100 percent of the Fair Market Value per share of the Stock on the date such Automatic Option was granted.

          (c) Vesting. Each Automatic Option granted pursuant to Section 8(a)(i) shall vest and become exercisable on the earlier date of (i) the first anniversary of the date of such grant or (ii) the day prior to the next regularly held annual meeting of the Company’s stockholders. Each Automatic Option shall vest and become exercisable only if the optionholder has not ceased serving as a Board member as of such vesting date.

          (d) Term of Automatic Options. Each Automatic Option shall expire on the tenth anniversary (the “Expiration Date”) of the date on which such Automatic Option was granted. Except as determined by the Plan Administrator, should a Director’s service as a Board member cease prior to the Expiration Date for any reason while an Automatic Option remains outstanding and unexercised, the Automatic Option term shall immediately be modified and the Automatic Option shall terminate and cease to be outstanding in accordance with the following provisions:

(i) The Automatic Option shall immediately terminate and cease to be outstanding with respect to any shares that were not vested at the time of the optionholder’s cessation of Board service.

(ii) Should an optionholder cease, for any reason other than death, to serve as a member of the Board, then the optionholder shall have 90 days measured from the date of such cessation of Board service in which to exercise his or her Automatic Options that vested prior to the time of such cessation of Board service. In no event, however, may any Automatic Option be exercised after the Expiration Date of such Automatic Option.

(iii) Should an optionholder die while serving as a Board member or within 90 days after cessation of Board service, then the personal representative of the optionholder’s estate (or the person or persons to whom the Automatic Option is transferred pursuant to the optionholder’s will or in accordance with the laws of descent and distribution) shall have a 90-day period measured from the date of the optionholder’s cessation of Board service in which to exercise the Automatic Options that vested prior to the time of such cessation of Board service. In no event, however, may any Automatic Option be exercised after the Expiration Date of such Automatic Option.

          (e) Other Terms. Except as expressly provided otherwise in this Section 8, an Automatic Option shall be subject to all of the terms and conditions of the Plan. Directors shall be entitled to receive other awards under the Plan or other plans of the Company in accordance with the terms and conditions thereof.

     9.   General Provisions.

          (a) Compliance With Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee or the Board, postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule, or regulation, listing, or other required action with respect to any stock exchange or automated quotation system upon which the Stock or other Company securities are listed or quoted, or compliance with any other obligation of the Company, as the Committee or the Board, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

          (b) Limits on Transferability; Beneficiaries. No Award or other right or interest of a Participant under the Plan, including any Award or right that constitutes a derivative security as generally defined in Rule 16a-1(c) under the Exchange Act, shall be pledged, hypothecated, or otherwise encumbered or subject to any lien, obligation, or liability of such Participant to any party (other than the Company or a Subsidiary), or assigned or transferred by such Participant otherwise than by a qualified domestic relations order, by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than Incentive Stock Options and Stock Appreciation Rights in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers and exercises are permitted by the Committee or the Board pursuant to the express terms of an Award agreement (subject to any terms and conditions which the Committee or the Board may impose thereon, and further subject to any prohibitions or restrictions on such transfers pursuant to Rule 16b-3). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award agreement applicable to such Participant, except as otherwise determined by the Committee or the Board, and to any additional terms and conditions deemed necessary or appropriate by the Committee or the Board

          (c) Adjustments.

(i) Adjustments to Awards. In the event that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution, or other similar corporate transaction or event affects the Stock and/or such other securities of the Company or any other issuer such that a substitution, exchange, or adjustment is determined by the Committee or the Board to be appropriate, then the Committee or the Board shall, in such manner as it may deem equitable, substitute, exchange, or adjust any or all of (A) the number and kind of shares of Stock that may be delivered in connection with Awards granted thereafter, (B) the number and kind of shares of Stock by which annual per-person Award limitations are measured under Section 4 hereof, (C) the number and kind of shares of Stock subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price, or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding

Award, and (E) any other aspect of any Award that the Committee or Board determines to be appropriate.

(ii) Adjustments in Case of Certain Corporate Transactions. In the event of a proposed sale of all or substantially all of the Company’s assets or any reorganization, merger, consolidation, or other form of corporate transaction in which the Company does not survive (except for a transaction the principal purposes of which is to change the state in which the Company is incorporated), or in which the shares of Stock are exchanged for or converted into securities issued by another entity, then the successor or acquiring entity or an affiliate thereof may, with the consent of the Committee or the Board, assume each outstanding Option or substitute an equivalent option or right. If the successor or acquiring entity or an affiliate thereof, does not cause such an assumption or substitution, then (A) each Option shall terminate upon the consummation of sale, merger, consolidation, or other corporate transaction, and (B) the Committee shall have the discretion and authority, consistent with Section 7, exercisable at any time, to provide for the automatic acceleration of vesting or exercisability of one or more Awards granted by it under the Plan. The Committee or the Board shall give written notice of any proposed transaction referred to in this Section 8(c)(ii) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Optionees may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Options that are then exercisable (including any Options that may become exercisable upon the closing date of such transaction). An Optionee may condition his exercise of any Option upon the consummation of the transaction.

(iii) Other Adjustments. In addition, the Committee (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with Code Section 162(m)) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity, or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations, or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options, or Stock Appreciation Rights hereof to Participants designated by the Committee as Covered Employees and intended to qualify as “performance-based compensation” under Code Section 162(m) and the regulations thereunder to otherwise fail to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder.

          (d) Taxes. The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee or the Board may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

          (e) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue, or terminate the Plan, or the Committee’s authority to grant Awards under the Plan, without the consent of stockholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company’s stockholders not later than the next annual meeting following such Board action if such stockholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or Code Section 162(m)) or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to stockholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee or the Board may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under such Award.

          (f) Limitation on Rights Conferred Under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person’s or Participant’s Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award.

          (g) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Stock, other Awards, or other property, or make other arrangements to meet the Company’s obligations under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee or the Board may specify and in accordance with applicable law.

          (h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Code Section 162(m).

          (i) Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee or the Board, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee or the Board shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

          (j) Governing Law. The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award agreement shall be determined in accordance with the laws of the state of Delaware without giving effect to principles of conflicts of laws, and applicable federal law.

          (k) Plan Effective Date and Stockholder Approval; Termination of Plan. The Plan shall become effective on the Effective Date, subject to subsequent approval within 12 months of its adoption by the Board by stockholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, Rule 16b-3 under the Exchange Act (if applicable), or rules of any stock exchange or automated quotation system on which the stock may be listed or quoted, and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted subject to stockholder approval, but may not be exercised or otherwise settled in the event stockholder approval is not obtained except with respect to Awards granted by the Company that are otherwise in compliance with Treasury Regulations Section 1.162-27(f)(4)(iii). The Plan shall terminate at such time as no shares of Stock remain available for issuance under the Plan and the Company has no further rights or obligations with respect to outstanding Awards under the Plan.

     10.   Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof.

          (a) “Automatic Options” means as defined in Section 8(a).

          (b) “Award” means any Option, Automatic Option, Stock Appreciation Right (including Limited Stock Appreciation Right), Restricted Stock, Stock granted as a bonus or in lieu of another award, or Other Stock-Based Award, together with any other right or interest, granted to a Participant under the Plan.

          (c) “Beneficiary” means the person, persons, trust, or trusts that have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(b) hereof. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust, or trusts entitled by will or the laws of descent and distribution to receive such benefits.

          (d) “Beneficial Owner”, “Beneficially Owning” and “Beneficial Ownership” shall have the meanings ascribed to such terms in Rule 13d-3 under the Exchange Act and any successor to such Rule.

          (e) “Board” means the Company’s Board of Directors.

          (f) “Change in Control” means a Change in Control as defined with related terms in Section 7 of the Plan.

          (g) “Change in Control Price” means the amount calculated in accordance with Section 7(c) of the Plan.

          (h) “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

          (i) “Committee” means a committee designated by the Board to administer the Plan. The Board may designate more than one committee to administer the Plan as to various categories of Eligible Persons. The Committee shall consist of at least two directors, and each member of which shall be (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, unless administration of the Plan by “non-employee directors” is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, and (ii) an “outside director” within the meaning of Section 162(m) of the Code, unless administration of the Plan by “outside directors” is not then required in order to qualify for tax deductibility under Section 162(m) of the Code, provided, when appropriate, a Committee shall satisfy the then requirements of any stock exchange or automated quotation system upon which the Stock or other Company securities are listed or quoted.

          (j) “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

          (k) “Continuous Service” means uninterrupted provision of services to the Company in any capacity of Employee, Director, or Consultant. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entities, or any successor entities, in any capacity of Employee Director, or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director, or Consultant (except as otherwise provided in the Option Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

          (l) “Corporate Transaction” means a Corporate Transaction as defined in Section 7(b)(i) of the Plan.

          (m) “Director” means a member of the Board or the board of directors of any Related Entity.

          (n) “Dividend Equivalent” means a right, granted to a Participant under Section 6(c) hereof, to receive, cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

          (o) “Effective Date” means the effective date of the Plan, which shall be August 25, 2003.

          (p) “Eligible Person” means each Executive Officer of the Company (as defined under the Exchange Act) and other officers, Directors, and Employees of the Company or of any Related Entity, and Consultants with the Company or any Related Entity. The foregoing notwithstanding, only employees of the Company, the Parent, or any Subsidiary shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An Employee on leave of absence may be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Plan.

          (q) “Employee” means any person, including an officer or Director, who is an employee of the Company or any Related Entity. The Payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

          (r) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

          (s) “Executive Officer” means an executive officer of the Company as defined under the Exchange Act.

          (t) “Fair Market Value” means the fair market value of Stock, Awards, or other property as determined by the Committee or the Board, or under procedures established by the Committee or the Board. Unless otherwise determined by the Committee or the Board, the Fair Market Value of Stock as of any given date after which the Company is a Publicly Held Corporation shall be the closing sale price per share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Stock is traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported.

          (u) “Incentive Stock Option” means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

          (v) “Incumbent Board” means the Incumbent Board as defined in Section 7(b)(ii) of the Plan.

          (w) “Limited Stock Appreciation Right” means a right granted to a Participant under Section 5(c) hereof.

          (x) “Option” means a right granted to a Participant under Section 5(b) hereof, to purchase Stock or other Awards at a specified price during specified time periods.

          (y) “Optionee” means a person to whom an Option or Incentive Stock Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan.

          (z) “Other Stock-Based Awards” means Awards granted to a Participant under Section 5(f) hereof.

          (aa) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (bb) “Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

          (cc) “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a “group” as defined in Section 13(d) thereof.

          (dd) “Related Entity” means any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant equity interest, as determined by the Board or the Committee.

          (ee) “Restricted Stock” means Stock granted to a Participant under Section 5(d) hereof, that is subject to certain restrictions and to a risk of forfeiture.

          (ff) “Rule 16b-3” and “Rule 16a-1(c)(3)” means Rule 16b-3 and Rule 16a-1(c)(3), as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

          (gg) “Stock” means the Company’s Common Stock, and such other securities as may be substituted (or resubstituted) for Stock pursuant to Section 9(c) hereof.

          (hh) “Stock Appreciation Right” means a right granted to a Participant under Section 6(c) hereof.

          (ii) “Subsidiary” means a “subsidiary corporation” whether now or hereafter existing, as defined in Section 424(f) of the Code.

VODAVI TECHNOLOGY, INC.
2003 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF OUR BOARD OF DIRECTORS

The undersigned stockholder of VODAVI TECHNOLOGY, INC., a Delaware corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company, each dated September 15, 2003, and hereby appoints Gregory K. Roeper and David A. Husband, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2003 Annual Meeting of Stockholders of the Company to be held on Monday, October 29, 2003, at 9:00 a.m., local time, at the Company’s corporate headquarters at 4717 East Hilton Avenue, Suite 400, Phoenix, Arizona 85034, and at any adjournment or adjournments thereof, and to vote all shares of the Company’s Common Stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

A.	ELECTION OF DIRECTORS

The Board of Directors recommends a vote FOR the listed nominees.

		FOR	WITHHOLD		FOR	WITHHOLD
	1. William J. Hinz	☐	☐	4. Jack A. Henry	☐	☐

	2. Gregory K. Roeper	☐	☐	5. Stephen A McConnell	☐	☐

	3. Jon Hwa Choi	☐	☐	6. Emmett E. Mitchell	☐	☐

				7. Frederick M. Pakis	☐	☐

B.	ISSUES

The Board of Directors recommends a vote FOR the following proposals.

PROPOSAL TO APPROVE AND RATIFY THE 2003 INCENTIVE COMPENSATION PLAN.

	☐ FOR		☐ AGAINST	☐ ABSTAIN

and upon such matters which may properly come before the meeting or any adjournment or adjournments thereof.

(Continued, and to be signed and dated, on the reverse side.)

     THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS; FOR THE APPROVAL AND RATIFICATION OF THE 2003 INCENTIVE COMPENSATION PLAN; AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

A majority of such proxies or substitutes as shall be present and shall act at said meeting or any adjournment or adjournments thereof (or if only one shall be present and act, then that one) shall have and may exercise all of the powers of said proxies hereunder.

Dated__________________________, 2003
Signature

Signature

(This proxy should be dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both stockholders should sign.)

Sign, Date, and Return the Proxy Card Promptly Using the Enclosed Envelope. Votes must be indicated (x) in Black or Blue ink.